U.S. Securities and Exchange Commission

------------------------------------------------------
Registration No.  33-90952
                  811-9012

U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]   Pre-Effective Amendment No.

[X]   Post-Effective Amendment No. 10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940, Amendment No. 10

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York  10004
(Address of Principal Executive Offices)  (Zip Code)

(800)-451-2010
(Registrant's Telephone Number, including Area Code:)

Christina T. Sydor
300 First Stamford Place, 4th Floor, Stamford, Connecticut, 06902
(Name and Address of Agent For Service)

Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

    immediately upon filing pursuant to Paragraph (b) of Rule 485
---
 X  On September 30, 2002 pursuant to paragraph (b) of Rule 485
---
    60 days after filing pursuant to paragraph (a)(1) of Rule 485
---
    On Date pursuant to paragraph (a)(1) of Rule 485
---
    75 days after filing pursuant to paragraph (a)(2) of Rule 485
---
    On (date) pursuant to paragraph (a)(2) of rule 485
---

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a
---
previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock

                                  PROSPECTUS



      -------------------------------------------------

                          SMITH BARNEY INSTITUTIONAL
                           CASH MANAGEMENT FUND INC.

      -------------------------------------------------

      Cash Portfolio
      Government Portfolio
      Municipal Portfolio

      Class A Shares

      September 30, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed.

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Institutional Cash Management Fund Inc.

  Contents



     Investments, risks and performance...............................  2

     Management....................................................... 10

     Buying shares.................................................... 11

     Exchanging shares................................................ 12

     Redeeming shares................................................. 13

     Other things to know about share transactions.................... 15

     Dividends, distributions and taxes............................... 17

     Share price...................................................... 18

     Financial highlights............................................. 19








                                                      Smith Barney Mutual Funds

  Investment, risks and performance


Each portfolio described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each portfolio also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.


Investment objectives

Cash Portfolio and Government Portfolio each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Municipal Portfolio seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.


Principal investment strategies

Key investments

Government Portfolio Government Portfolio invests exclusively in short-term U.S. government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements.



Cash Portfolio Cash Portfolio invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of financial institutions, such as certificates of deposit, bankers' acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the FDIC or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Cash Portfolio also may invest in obligations issued by the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Cash Portfolio invests at least 25% of its total assets in obligations of domestic and foreign banks.



Cash Portfolio also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Cash Portfolio limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.



Municipal Portfolio As a matter of fundamental policy, under normal circumstances, Municipal Portfolio invests at least 80% of its net assets in



Smith Barney Institutional Cash Management Fund Inc.

high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation. These securities may pay interest at fixed, variable or floating rates. The Municipal Portfolio may invest up to 20% of its net assets in securities whose interest is federally taxable.



Municipal Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If Municipal Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.



Minimum credit quality The portfolios invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed to be of equivalent quality.


Maximum maturity Each portfolio invests exclusively in securities having remaining maturities of 397 days or less. Each portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.


Structured securities Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structures from which they are issued. Municipal Portfolio may invest up to 20% of its assets in three types of structured securities which have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. These securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate.


Selection process
In selecting investments for the portfolios, the manager looks for:

[_]The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality

[_]Issuers it believes offer minimal credit risk

[_]Maturities consistent with the manager's outlook for interest rates

                                                      Smith Barney Mutual Funds

Principal risks of investing in the portfolios
All investments involve some degree of risk. However, each portfolio is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the portfolios' Board of Directors based on special rules for money market funds adopted under federal law.


An investment in a portfolio is not a bank deposit and is not issued or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a portfolio, or a portfolio could underperform other short-term debt instruments or money market funds if:



[_]Interest rates rise, causing the value of the portfolio's investments to decline.


[_]An issuer or guarantor of the portfolio's securities defaults, or the security's credit rating is downgraded.


[_]The manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.


[_]With respect to Municipal Portfolio only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.


Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of Cash Portfolio's foreign securities may decline because of unfavorable government actions or political instability.


It is possible that some of Municipal Portfolio's income distributions may be, and distributions of any gains generally will be, subject to federal taxation. Some of Municipal Portfolio's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Municipal Portfolio's income and gains generally will be subject to state income taxation. While not expected, Municipal Portfolio may realize taxable gains on the sale of its securities.



Structured securities, unlike other types of derivatives, are not designed to leverage a portfolio or increase its exposure to interest rate risk. Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of a portfolio.



Smith Barney Institutional Cash Management Fund Inc.

Who may want to invest

Cash, Government and Municipal Portfolio each may be an appropriate investment if you:


[_]Are seeking current income

[_]Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than many other types of portfolios



In addition, Municipal Portfolio may be an appropriate investment if you:



[_]Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation


[_]Are willing to accept the risks of short-term municipal securities


Risk return bar charts

The bar charts indicate the risks of investing in the portfolios by showing changes in the portfolios' performance from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. The bar charts show the performance of each of the portfolio's Class A shares for each of the past 6 calendar years.


                        Total Return for Cash Portfolio

                    [CHART]

1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----
5.37%   5.54%   5.50%   5.14%   6.38%   4.12%

      Calendar years ended December 31

Quarterly returns:

Highest: 1.64% in 3rd quarter 2000; Lowest: 0.62% in 4th quarter 2001



Year to date: 0.86% through 6/30/2002


                                                      Smith Barney Mutual Funds

                     Total Return for Government Portfolio

                    [CHART]

1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----
5.31%   5.43%   5.36%   4.96%   6.22%   3.91%

    Calendar years ended December 31

Quarterly returns:

Highest: 1.60% in 3rd quarter 2000; Lowest: 0.55% in 4th quarter 2001



Year to date: 0.79% through 6/30/2002


                     Total Return for Municipal Portfolio

                    [CHART]

1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----
3.41%   3.55%   3.39%   3.16%   3.98%   2.68%

     Calendar years ended December 31
Quarterly returns:

Highest: 1.05% in 4th quarter 2000; Lowest: 0.46% in 4th quarter 2001



Year to date: 0.69% through 6/30/2002



Smith Barney Institutional Cash Management Fund Inc.

Risk return table

This table indicates the risks of investing in the portfolios by comparing the average annual total return of Class A shares of each portfolio for the periods shown with that of the 90-day Treasury bill. Past performance does not necessarily indicate how the portfolios will perform in the future. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends.


                         Average Annual Total Returns

                    For the Periods Ended December 31, 2001



                                      Since   Inception
Portfolio            1 year 5 years Inception   Date
Cash Portfolio       4.12%   5.33%    5.39%    6/16/95
Government Portfolio 3.91%   5.17%    5.25%    6/16/95
Municipal Portfolio  2.68%   3.35%    3.41%    6/16/95
90 day T-Bill        3.43%   4.84%    5.14%       *


 * 90 day T-bill comparison date begins on 6/16/95.



            7 day yield as of December 31, 2001 for Class A Shares



            Cash      Government Municipal
            Portfolio Portfolio  Portfolio
7 day yield   1.86%     1.71%      1.69%



                                                      Smith Barney Mutual Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold Class A shares of a portfolio.



                               Shareholder fees


                                          Cash      Government Municipal
(fees paid directly from your investment) Portfolio Portfolio  Portfolio
   Maximum sales charge (load)
   imposed on purchases
   (as a % of offering price)               None       None      None
   Maximum deferred sales charge
   (load) (as a % of the lower of net
   asset value at purchase or
   redemption)                              None       None      None

                      Annual portfolio operating expenses


(expenses deducted from portfolio     Cash      Government Municipal
assets)                               Portfolio Portfolio  Portfolio
Management fee/(1)/                     0.27%     0.27%      0.27%
Distribution and service (12b-1) fees    None      None       None
Other expenses                          0.04%     0.05%      0.05%
Total annual portfolio operating
expenses/(1)/                           0.31%     0.32%      0.32%



/(1)/ The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.80% of each portfolio's average daily net assets. Because the manager waived a portion of the management fees, actual expenses for the prior fiscal year were:



                                     Cash      Government Municipal
                                     Portfolio Portfolio  Portfolio
Management fee                         0.19%     0.18%      0.18%
Total annual fund operating expenses   0.23%     0.23%      0.23%



Subject to the cap on total annual operating expenses, the manager may change or eliminate these management fee waivers at any time. The manager may terminate the 0.80% limit on total annual operating expenses on 14 days' prior notice to shareholders.



Smith Barney Institutional Cash Management Fund Inc.

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

Example

This example is intended to help you compare the costs of investing in Class A shares of each portfolio with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:



.. You invest $10,000 in Class A shares of the portfolios for the period shown

.. Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. Each portfolio's operating expenses remain the same
.. Redemption of your shares at the end of the period

                      Number of years you own your shares


                                   1 year 3 years 5 years 10 years
              Cash Portfolio        $32    $100    $174     $393
              Government Portfolio  $33    $103    $180     $406
              Municipal Portfolio   $33    $103    $180     $406



                                                      Smith Barney Mutual Funds

  Management


Manager The portfolios' investment manager is Smith Barney Fund Management LLC (the "manager"), an affiliate of Salomon Smith Barney Inc. The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the portfolios' investments and oversees their operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fee For its services, the manager received a fee during each portfolio's last fiscal year equal to the amount shown below:


                           Management fees, after waivers, as a percentage
      Portfolio              of the Portfolio's average daily net assets

      Cash Portfolio                            0.19%
      Government Portfolio                      0.18%
      Municipal Portfolio                       0.18%



Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as each portfolio's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as each portfolio's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.



Smith Barney Institutional Cash Management Fund Inc.

  Buying shares


Retail and institutional investors may purchase Class A shares of the portfolios. The minimum initial investment amount for each account is $1,000,000. Each additional investment must be no less than $50.



        Through a You should contact your broker-dealer, financial inter-Service Agent mediary, financial institution or the distributor's finan-
                  cial consultants (each called a "Service Agent") to open a brokerage account and make arrangements to buy shares.

                  If you do not provide the following information, your order will be rejected:

                  [_]Specific portfolio being bought
                  [_]Class of shares and dollar amount or number of
                     shares being bought

                  You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.
    ------------------------------------------------------------------------


     Through the Certain investors who are clients of certain Service portfolio Agents are eligible to buy shares directly from a portfo-lio.

                 [_]Call the transfer agent at 1-800-282-3505 for more
                    information on establishing an account or purchas-
                    ing additional shares.
                 [_]Enclose a check to pay for the shares or arrange for
                    the wiring of federal funds to the transfer agent by calling 1-800-282-3505. For initial purchases, com-plete and send an account application.
     ----------------------------------------------------------------------


   Effectiveness of When purchase orders are paid for in federal funds, or purchase orders are placed by an investor with a sufficient balance in the investor's brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business for Municipal Portfolio and 4:00 pm (Eastern time), which is the close of business for Cash and Government Portfolios on any day on which a portfolio calculates its net asset value.



                                                      Smith Barney Mutual Funds

  Exchanging shares


                You should contact your Service Agent to exchange into another portfolio. An exchange is a taxable trans-action.

                [_]To qualify for the exchange privilege, you must
                   exchange shares with a current value of at least
                   $1,000
                [_]If you hold share certificates, the sub-transfer agent
                   must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
   -------------------------------------------------------------------------
   By telephone If you do not have a brokerage account with a Service
                Agent, you may be eligible to exchange shares through Cash, Government or Municipal Portfolio, as the case may be. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                Stock Exchange is open. Call the transfer agent at 1-800-282-3505 between 9:00 a.m. and 4:00 p.m.
                (between 9 a.m. and noon for Municipal Portfolio)
                Eastern time.

                You can make telephone exchanges only between ac-
                counts that have identical registrations.
   -------------------------------------------------------------------------
        By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on page 14.



Smith Barney Institutional Cash Management Fund Inc.

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

  Redeeming shares


         Generally Redemption requests received in proper form prior to 4 p.m. (noon for Municipal Portfolio) Eastern time are priced at the net asset value next determined. Re-demption requests received after 4 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value. If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for trans-fer or with signed stock powers before the redemption is effective.

    In a Brokerage You may redeem shares by contacting your Service
           Account Agent. If you have a brokerage account with a Service
                   Agent, your redemption proceeds will be placed in
                   your account in the form of federal funds on the same day that the redemption order was accepted and not reinvested without your specific instruction. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your re-demption proceeds can be sent by check to your ad-
                   dress of record normally within one day, but in no
                   event more than three business days, after your request is received in proper form.
    -----------------------------------------------------------------------


       By telephone If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-282-3505 between 9:00 a.m. and 4:00 p.m. (between 9 a.m. and noon for Municipal Portfolio) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such re-demption.



                                                      Smith Barney Mutual Funds

         -------------------------------------------------------------

         By mail For accounts held directly at the portfolios, you may send written requests to a portfolio at the following address:

                     Smith Barney Institutional Cash Management
                       Fund Inc.
                     (Specify portfolio)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699

                 Your written request must provide the following:

                 [_]The name of the portfolio and account number
                 [_]The class of shares and dollar amount or number of
                    shares to be redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered




Smith Barney Institutional Cash Management Fund Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the portfolio
[_]Account number
[_]The class of shares and dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.


The transfer agent, on behalf of each portfolio, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the portfolios nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts


                                                      Smith Barney Mutual Funds

[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions
[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances/Mandatory redemptions If your account falls below $100,000 because of a redemption of portfolio shares, a portfolio may ask you to bring your account up to $1,000,000. If you choose not to do so within 60 days, the portfolio may close your account and send you the redemption proceeds.



The portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information, contact your Service Agent, the transfer agent or consult the SAI.


Share certificates The portfolios do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.


Smith Barney Institutional Cash Management Fund Inc.

  Dividends, distributions and taxes


Dividends Each portfolio intends to declare a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. Each portfolio generally makes capital gain distributions, if any, once a year, typically in December. Each portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Each portfolio expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional portfolio shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.



   Transaction                           Federal tax status
   Redemption or exchange of shares      Usually no gain or loss
   Long-term capital gain distributions  Long-term capital gain
   Short-term capital gain distributions Ordinary income
   Dividends                             Ordinary income (except for
                                         Municipal Portfolio's distributions
                                         of tax-exempt interest, which are
                                         excludable from gross income for
                                         federal income tax purposes)


Each portfolio anticipates that it will normally not earn or distribute any long-term capital gains.


After the end of each year, each portfolio will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the portfolios with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the portfolios.




                                                      Smith Barney Mutual Funds

  Share price


You may buy, exchange or redeem shares of a portfolio at its net asset value next determined after receipt of your request in good order. Each portfolio's net asset value is the value of its assets minus its liabilities. Municipal Portfolio calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange is open. Cash Portfolio and Government Portfolio each calculate their respective net asset values at 4 p.m. (Eastern time) every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the Statement of Additional Information.


Early Close on Certain Days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the portfolios may close early. If the Public Securities Association recommends an early close of the bond markets, the portfolios also may close early. On days the portfolios close early:

   All orders received prior to the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Redemption orders received after the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Purchase orders received after the portfolios' close will be processed the next business day.

Each portfolio uses the amortized cost method to value portfolio securities. Using this method, a portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio.


Smith Barney Institutional Cash Management Fund Inc.

  Financial highlights


The financial highlights tables are intended to help you understand the performance of Class A shares of each portfolio for the past five years. Certain information reflects financial results for a single Class A share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the portfolios' financial statements, is included in the annual report (which is available upon request).


Cash Portfolio

  For a Class A share of capital stock outstanding throughout each year ended May 31:


                                     2002      2001    2000/(1)/   1999      1998
------------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
 Net investment income/(2)/          0.026     0.060     0.055     0.051     0.055
 Distributions from net investment
  income                            (0.026)   (0.060)   (0.055)   (0.051)   (0.055)
 Distributions from net realized
  gains                             (0.000)*  (0.000)*  (0.000)*  (0.000)*  (0.000)*
------------------------------------------------------------------------------------
Net asset value, end of year       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
Total return                          2.59%     6.13%     5.60%     5.23%     5.58%
------------------------------------------------------------------------------------
Net assets, end of year (millions) $ 3,593   $ 5,117   $ 1,918   $ 1,057   $   848
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)(3)/                     0.23%     0.23%     0.23%     0.23%     0.23%
 Net investment income                2.53      5.85      5.56      5.07      5.43
------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.

/(2)/The manager has waived a portion of its fees for the portfolio for the years ended May 31, 2002, 2001, 2000, 1999 and 1998. If the manager had not agreed to the fee waivers, the per share effect on net investment income and the ratio of expenses to average net assets for the Class A shares would have been:



                        Per Share
                     Decrease to Net                   Expense Ratio
                    Investment Income               Without Fee Waivers
             2002   2001   2000   1999   1998  2002  2001  2000  1999  1998
    ------------------------------------------------------------------------
    Class A $0.001 $0.001 $0.001 $0.001 $0.001 0.31% 0.33% 0.29% 0.31% 0.35%
    ------------------------------------------------------------------------



/(3)/As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the portfolio was no greater than 0.23%.

*Amount represents less than $0.001.


                                                      Smith Barney Mutual Funds

Government Portfolio

  For a Class A share of capital stock outstanding throughout each year ended May 31:


                                         2002      2001    2000(1)    1999     1998
-------------------------------------------------------------------------------------
Net asset value, beginning of year     $  1.00   $  1.00   $  1.00  $  1.00  $  1.00
-------------------------------------------------------------------------------------
 Net investment income/(2)/              0.024     0.058     0.053    0.049    0.053
 Distributions from net investment
  income                                (0.024)   (0.058)   (0.053)  (0.049)  (0.053)
 Distributions from net realized gains  (0.000)*  (0.000)*      --       --       --
-------------------------------------------------------------------------------------
Net asset value, end of year           $  1.00   $  1.00   $  1.00  $  1.00  $  1.00
-------------------------------------------------------------------------------------
Total return                              2.42%     5.96%     5.41%    5.05%    5.46%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)     $   564   $   367   $   134  $   146  $    88
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)(3)/                         0.23%     0.23%     0.23%    0.23%    0.23%
 Net investment income                    2.18      5.65      5.26     4.86     5.33
-------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.

(2)The manager has waived a portion of its fees for the portfolio for the years ended May 31, 2002, 2001, 2000, 1999 and 1998. If the manager had not agreed to the fee waivers, the per share effect on net investment income and the ratio of expenses to average net assets would have been:



                        Per Share
                     Decrease to Net                   Expense Ratio
                    Investment Income               Without Fee Waivers
             2002   2001   2000   1999   1998  2002  2001  2000  1999  1998
    ------------------------------------------------------------------------
    Class A $0.001 $0.002 $0.001 $0.002 $0.002 0.32% 0.38% 0.32% 0.42% 0.39%
    ------------------------------------------------------------------------


(3)As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the portfolio was no greater than 0.23%.
*Amount represents less than $0.001.


Smith Barney Institutional Cash Management Fund Inc.

Municipal Portfolio

  For a Class A share of capital stock outstanding throughout each year ended May 31:


                                         2002     2001    2000(1)    1999     1998
-------------------------------------------------------------------------------------
Net asset value, beginning of year     $  1.00  $  1.00  $  1.00   $  1.00  $  1.00
-------------------------------------------------------------------------------------
 Net investment income/(3)/              0.019    0.038    0.034     0.031    0.035
 Distributions from net investment
  income                                (0.019)  (0.038)  (0.034)   (0.031)  (0.035)
 Distributions from net realized gains      --       --   (0.000)*      --   (0.000)*
-------------------------------------------------------------------------------------
Net asset value, end of year           $  1.00  $  1.00  $  1.00   $  1.00  $  1.00
-------------------------------------------------------------------------------------
Total return                              1.86%    3.83%    3.48%     3.18%    3.56%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)     $ 1,434  $   908  $    82   $   312  $    86
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)(3)/                         0.23%    0.23%    0.23%     0.23%    0.23%
 Net investment income                    1.76     3.63     3.35      3.09     3.50
-------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.

(2)The manager has waived all or a part of its fees for the portfolio for the years ended May 31, 2002, 2001, 2000, 1999 and 1998. If the manager had not agreed to the fee waivers, the per share effect on net investment income and the ratio of expenses to average net assets would have been:



                        Per Share
                     Decrease to Net                   Expense Ratio
                    Investment Income               Without Fee Waivers
             2002   2001   2000   1999   1998  2002  2001  2000  1999  1998
    ------------------------------------------------------------------------
    Class A $0.001 $0.001 $0.001 $0.002 $0.001 0.32% 0.35% 0.34% 0.39% 0.41%
    ------------------------------------------------------------------------



(3)As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the portfolio was no greater than 0.23%.

*Amount represents less than $0.001.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed./SM/


Cash Portfolio


Government Portfolio


Municipal Portfolio



Each an investment portfolio of Smith Barney Institutional Cash Management Fund Inc.



Shareholder reports Annual and semiannual reports to shareholders provide additional information about each portfolio's investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year or period.


The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the portfolios and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the portfolios or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the portfolios at 1-800-282-3505, or by writing to the portfolios at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the portfolios that is not in this prospectus, you should not rely upon that information. Neither the portfolios nor the distributor is offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-9012)

FD0958 9/02

                                  PROSPECTUS




                          SMITH BARNEY INSTITUTIONAL
                           CASH MANAGEMENT FUND INC.


      Cash Portfolio
      Government Portfolio
      Municipal Portfolio

      Class B Shares

      September 30, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

Smith Barney Institutional Cash Management Fund Inc.

  Contents



  Investments, risks and performance......................................  2

  Management..............................................................  9

  Buying shares........................................................... 10

  Exchanging shares....................................................... 11

  Redeeming shares........................................................ 12

  Other things to know about share transactions........................... 14

  Dividends, distributions and taxes...................................... 16

  Share price............................................................. 17

  Financial highlights.................................................... 18






                                                                             1


                                                      Smith Barney Mutual Funds

  Investments, risks and performance


The portfolios described in this prospectus are money market funds. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each portfolio also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.


Investment objectives

Cash Portfolio and Government Portfolio each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Municipal Portfolio seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.


Principal investment strategies

Key investments

Government Portfolio Government Portfolio invests exclusively in short-term U.S. government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements.



Cash Portfolio Cash Portfolio invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of financial institutions, such as certificates of deposit, bankers' acceptances, time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the FDIC or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Cash Portfolio also may invest in obligations issued by the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Cash Portfolio invests at least 25% of its total assets in obligations of domestic and foreign banks.



Cash Portfolio also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Cash Portfolio limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.



Municipal Portfolio As a matter of fundamental policy, under normal circumstances, Municipal Portfolio invests at least 80% of its net assets in



Smith Barney Institutional Cash Management Fund Inc.

high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation.



These securities may pay interest at fixed, variable or floating rates. The Municipal Portfolio may invest up to 20% of its assets in securities whose interest is federally taxable.



Municipal Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If Municipal Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.



Minimum credit quality The portfolios invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed to be of equivalent quality.


Maximum maturity Each portfolio invests exclusively in securities having remaining maturities of 397 days or less. Each portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.


Structured securities Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structure from which they are issued. Municipal Portfolio may invest up to 20% of its assets in three types of structured securities which have elements of derivative securities: tender option bonds, partnership interests and swap-based securities. These securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate.


Selection process
In selecting investments for the portfolios, the manager looks for:

[_] The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality

                                                                             3


                                                      Smith Barney Mutual Funds

[_] Issuers it believes offer minimal credit risk

[_] Maturities consistent with the manager's outlook for interest rates

Principal risks of investing in the portfolios
All investments involve some degree of risk. However, each portfolio is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the portfolios' Board of Directors based on special rules for money market funds adopted under federal law.


An investment in a portfolio is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Company or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a portfolio, or a portfolio could underperform other short-term debt instruments or money market funds if:



[_] Interest rates rise, causing the value of the portfolio's investments to decline.


[_] An issuer or guarantor of the portfolio's securities defaults, or the security's credit rating is downgraded.


[_] The manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.


[_]With respect to Municipal Portfolio only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.


Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of Cash Portfolio's foreign securities may decline because of unfavorable government actions or political instability.


It is possible that some of Municipal Portfolio's income distributions may be, and distributions of any gains generally will be, subject to federal taxation. Some of Municipal Portfolio's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Municipal Portfolio's income and gains generally will be subject to state income taxation. While not expected, Municipal Portfolio may realize taxable gains on the sale of its securities.



Structured securities, unlike other types of derivatives, are not designed to leverage a portfolio or increase its exposure to interest rate risk. Investments in structured securities raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of a portfolio.


 4


Smith Barney Institutional Cash Management Fund Inc.

Who may want to invest

Cash, Government and Municipal Portfolio each may be an appropriate investment if you:


[_] Are seeking current income

[_] Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than most other types of portfolios



In addition, Municipal Portfolio may be an appropriate investment if you:



[_] Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation


[_] Are willing to accept the risks of short-term municipal securities


Risk return bar charts

The bar charts indicate the risks of investing in the portfolios by showing changes in the portfolios' performance from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. The bar charts show the performance of each of the portfolio's Class A shares for each of the past 6 calendar years because as of December 31, 2001 there were no Class B shares of the portfolios outstanding. The total returns for Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and may have different fees and expenses. The total returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus.


                        Total Return for Cash Portfolio

                                    [CHART]

 1996     1997     1998      1999       2000       2001
 ----     ----     ----      ----       ----       ----
 5.37%    5.54%    5.50%     5.14%      6.38%      4.12%


Quarterly returns:

Highest: 1.64% in 3rd quarter 2000; Lowest: 0.62% in 4th quarter 2001



Year to date: 0.86% through 6/30/2002

                                                      Smith Barney Mutual Funds

                     Total Return for Government Portfolio

                                    [CHART]

  1996      1997      1998      1999      2000      2001
  ----      ----      ----      ----      ----      ----
  5.31%     5.43%     5.36%     4.96%     6.22%     3.91%



Quarterly returns:

Highest: 1.60% in 3rd quarter 2000; Lowest: 0.55% in 4th quarter 2001



Year to date: 0.79% through 6/30/2002


                     Total Return for Municipal Portfolio

                                    [CHART]

1996     1997     1998     1999     2000    2001
----     ----     ----     ----     ----    ----
3.41%    3.55%    3.39%    3.16%    3.98%   2.68%



Quarterly returns:

Highest: 1.05% in 4th quarter 2000; Lowest: 0.46% in 4th quarter 2001



Year to date: 0.69% through 6/30/2002



Smith Barney Institutional Cash Management Fund Inc.

Risk return table

This table indicates the risks of investing in the portfolios by showing the average annual total return of Class A shares of each portfolio for the periods indicated because as of December 31, 2001 there were no Class B shares of the portfolios outstanding. The average annual total returns of Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and may have different fees and expenses. The returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends.


                         Average Annual Total Returns

                    For the Periods Ended December 31, 2001



                                      Since   Inception
Fund                 1 year 5 years Inception   Date
Cash Portfolio       4.12%   5.33%    5.39%    6/16/95
Government Portfolio 3.91%   5.17%    5.25%    6/16/95
Municipal Portfolio  2.68%   3.35%    3.41%    6/16/95
90 day T-Bill        3.43%   4.84%    5.14%       *


*90 day T-bill comparison date begins on 6/16/95.



                      7 day yield as of December 31, 2001



                                Cash      Government Municipal
                                Portfolio Portfolio  Portfolio
7 day yield for Class A shares*   1.86%     1.71%      1.69%



*The 7 day yield for Class B shares would be lower than that of Class A shares to the extent Class B shares pay shareholder services fees and may have different fees and expenses.



                                                      Smith Barney Mutual Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold Class B shares of a portfolio. Since no Class B shares of the portfolios were outstanding for the fiscal year ended May 31, 2002, other expenses are estimated for the fiscal year ending May 31, 2003.


                               Shareholder fees

                                              Cash    Government Municipal
 (fees paid directly from your investment)  Portfolio Portfolio  Portfolio
 Maximum sales charge (load) imposed
 on purchases (as a % of offering price)      None       None      None

 Maximum deferred sales charge (load)
 (as a % of the lower of net asset value
 at purchase or redemption)                   None       None      None

                      Annual portfolio operating expenses

                                            Cash    Government Municipal
(expenses deducted from portfolio assets) Portfolio Portfolio  Portfolio
    Management fee                          0.27%     0.27%      0.27%
    Service fees                            0.25%     0.25%      0.25%
    Other expenses                          0.04%     0.05%      0.05%
                                            -----     -----      -----
    Total annual portfolio operating
    expenses/(1)/                           0.56%     0.57%      0.57%



/(1)/The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.80% of each portfolio's average daily net assets. The manager may terminate the 0.80% limit on total annual operating expenses at any time on 14 days' prior notice to shareholders.




Example

This example is intended to help you compare the costs of investing in Class B shares of each portfolio with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:



[_] You invest $10,000 in the Class B shares of portfolios for the period shown

[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] Each portfolio's operating expenses remain the same
[_] Redemption of your shares at the end of the period

                      Number of years you own your shares


                                   1 year 3 years 5 years 10 years
              Cash Portfolio        $57    $179    $313     $701
              Government Portfolio  $58    $183    $318     $714
              Municipal Portfolio   $58    $183    $318     $714



Smith Barney Institutional Cash Management Fund Inc.

  Management


Manager The portfolios' investment manager is Smith Barney Fund Management LLC (the "manager"), an affiliate of Salomon Smith Barney Inc. The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the portfolios' investments and oversees their operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Shareholder Services plans Each portfolio has adopted a shareholder services plan for its Class B shares. Under the plans, the portfolios will pay service fees. These fees will be an ongoing expense and, over time, may cost you more than other types of sales charges.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as each portfolio's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as each portfolio's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.



                                                      Smith Barney Mutual Funds

  Buying shares


Financial institutions may purchase Class B shares of the portfolios as a record owner on behalf of fiduciary, agency or custody accounts. The minimum initial investment amount for each account is $1,000,000. Each additional investment must be no less than $50.



       Through a You should contact a broker-dealer, financial interme-Service Agent diary, financial institution or the distributor's financial consultants (each called a "Service Agent") to open a brokerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected

                 [_] Specific portfolio being bought
                 [_] Class of shares and dollar amount or number of
                     shares being bought

                 You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

   --------------------------------------------------------------------------
     Through the Certain investors who are clients of certain Service Agents portfolio are eligible to buy shares directly from a portfolio.

                 [_] Call the transfer agent at 1-800-282-3505 for more
                     information on establishing an account or purchas-ing additional shares.
                 [_] Enclose a check to pay for the shares, or arrange for
                     the wiring of federal funds to the transfer agent by calling 1-800-282-3505. For initial purchases, com-plete and send an account application.

   --------------------------------------------------------------------------


   Effectiveness of When purchase orders are paid for in federal funds, or purchase orders are placed by an investor with a sufficient balance in the investor's brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business for Municipal Portfolio, and 4:00 pm (Eastern time), which is the close of business for Cash and Government Portfolios on any day on which a portfolio calculates its net asset value.



Smith Barney Institutional Cash Management Fund Inc.

  Exchanging shares


             You should contact your Service Agent to exchange into another portfolio. An exchange is a taxable trans-action.

             [_] To qualify for the exchange privilege, you must
                 exchange shares with a current value of at least
                 $1,000
             [_] If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or
                 with signed stock powers (documents transferring
                 ownership of certificates) before the exchange is
                 effective.

---------------------------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to exchange shares through
             Cash, Government or Municipal Portfolio, as the case
             may be. You must complete an authorization form to
             authorize telephone transfers. If eligible, you may
             make telephone exchanges on any day the New York
             Stock Exchange is open. Call the transfer agent at
             1-800-282-3505 between 9:00 a.m. and 4:00 p.m.
             (between 9 a.m. and noon for Municipal Portfolio)
             Eastern time.

             You can make telephone exchanges only between
             accounts that have identical registrations.
---------------------------------------------------------------------------
     By mail If you do not have a brokerage account, contact your
             Service Agent or write to the sub-transfer agent at the
             address on page 13.



                                                      Smith Barney Mutual Funds

  Redeeming shares


     Generally Redemption requests received in proper form prior to
               4 p.m. (noon for Municipal Portfolio) Eastern time are
               priced at the net asset value next determined.
               Redemption requests received after 4 p.m. (noon for
               Municipal Portfolio) Eastern time will not be accepted
               and a new redemption request must be submitted on
               the next day that the portfolio calculates its net asset
               value. If you hold share certificates, the sub-transfer
               agent must receive the certificates endorsed for trans-
               fer or with signed stock powers before the redemption
               is effective.
-----------------------------------------------------------------------
In a Brokerage You may redeem shares by contacting your Service
       Account Agent. If you have a brokerage account with a Service
               Agent, your redemption proceeds will be placed in
               your account in the form of federal funds on the same
               day that the redemption order was accepted and not
               reinvested without your specific instruction. You may
               have the proceeds sent in the form of federal funds
               wired on the same day to a bank account previously
               designated on your application form. If you change the
               bank account designated to receive the proceeds, you
               must submit in proper form a new account application
               with a signature guarantee. Alternatively, your
               redemption proceeds can be sent by check to your
               address of record normally within one day, but in no
               event more than three business days, after your request
               is received in proper form.
-----------------------------------------------------------------------
  By telephone If you have an account application on file with the transfer agent with the telephone privilege section
               properly completed, you may request redemptions by
               telephone on any day the New York Stock Exchange is
               open. Call the transfer agent at 1-800-282-3505 between
               9:00 a.m. and 4:00 p.m. (between 9 a.m. and noon for
               Municipal Portfolio) Eastern time. If, however, you are
               unable to contact the transfer agent by telephone, you
               may contact your Service Agent to effect such
               redemption.



Smith Barney Institutional Cash Management Fund Inc.

        ---------------------------------------------------------------
        By mail For accounts held directly at the portfolios, you may send written requests to the portfolio at the following address:

                Smith Barney Institutional Cash Management Fund Inc. (Specify portfolio)
                c/o PFPC Global Fund Services
                P.O. Box 9699
                Providence, RI 02940-9699

                Your written request must provide the following:

                [_] The name of the portfolio and account number
                [_] The class of shares and dollar amount or number of
                    shares to be redeemed
                [_] Signatures of each owner exactly as the account is
                    registered




                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_] Name of the portfolio
[_] Account number
[_] The class of shares and dollar amount or number of shares being bought, exchanged or redeemed
[_] Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.


The transfer agent, on behalf of each portfolio, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the portfolios nor the transfer agent will bear any liability for these transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_] Are sending signed share certificates or stock powers to the sub-transfer agent
[_] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_] Changed your account registration
[_] Want the check paid to someone other than the account owner(s)
[_] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

[_] Suspend the offering of shares
[_] Waive or change minimum and additional investment amounts
[_] Reject any purchase or exchange order


Smith Barney Institutional Cash Management Fund Inc.

[_] Change, revoke or suspend the exchange privilege
[_] Suspend telephone transactions
[_] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances/Mandatory Redemptions If your account falls below $100,000 because of a redemption of portfolio shares, a portfolio may ask you to bring your account up to $1,000,000. If you choose not to do so within 60 days, the portfolio may close your account and send you the redemption proceeds.



The portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.



For more information, contact your Service Agent, the transfer agent or consult the SAI.


Share certificates The portfolios do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.


                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes


Dividends Each portfolio intends to declare a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. Each portfolio generally makes capital gain distributions, if any, once a year, typically in December. Each portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Each portfolio expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional portfolio shares of the class you hold. Alternatively, you can instruct your Service Agent, transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.



   Transaction                           Federal tax status
   Redemption or exchange of shares      Usually no gain or loss
   Long-term capital gain distributions  Long-term capital gain
   Short-term capital gain distributions Ordinary income
   Dividends                             Ordinary income (except for
                                         Municipal Portfolio's distributions
                                         of tax-exempt interest,
                                         which are excludable
                                         from gross income for federal
                                         income tax purposes)


Each portfolio anticipates that it will normally not earn or distribute any long-term capital gains.


After the end of each year, each portfolio will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the portfolios with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the portfolios.



Smith Barney Institutional Cash Management Fund Inc.

  Share price


You may buy, exchange or redeem shares of a portfolio at its net asset value next determined after receipt of your request in good order. Each portfolio's net asset value is the value of its assets minus its liabilities. Municipal Portfolio calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange is open. Cash Portfolio and Government Portfolio each calculate their respective net asset values at 4 p.m. (Eastern time) every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the Statement of Additional Information.


Early Close on Certain Days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the portfolios may close early. If the Public Securities Association recommends an early close of the bond markets, the portfolios also may close early. On days the portfolios close early:

   All orders received prior to the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Redemption orders received after the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Purchase orders received after the portfolios' close will be processed the next business day.

Each portfolio uses the amortized cost method to value portfolio securities. Using this method, a portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio.



                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights table is intended to help you understand the performance of Class B shares of Cash portfolio for the past five years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the Cash Portfolio's financial statement, is included in the 1998 annual report. There were no Class B shares outstanding for years subsequent to the year ended May 31, 1998.



No financial information is presented for Class B shares of Government Portfolio and Municipal Portfolio since there were no Class B shares of those portfolios outstanding.


Cash Portfolio

  For a Class B share* of capital stock outstanding throughout each year ended May 31:


                                                    1998/(1)/
                ------------------------------------------------
                Net asset value, beginning of year  $ 1.00
                ------------------------------------------------
                Income from operations:
                 Net investment income (loss)(2)      0.31
                ------------------------------------------------
                Less distributions from:
                 Net investment income               (0.31)
                ------------------------------------------------
                Net asset value, end of year        $ 1.00
                ------------------------------------------------
                Total return                          3.13%/(3)/
                ------------------------------------------------
                Net assets, end of year (000)'s     $2,400
                ------------------------------------------------
                Ratios to average net assets:
                 Expenses(2)                          0.47%/(4)/
                 Net investment income                5.21
                ------------------------------------------------

(1)For the period from October 28, 1997 (commencement of operations) to May 31, 1998.

(2)The manager waived a portion of its fees for the period ended May 31, 1998. If the manager had not agreed to the fee waiver, the per share decrease in net investment income and ratio of expenses to average net assets would have been:



                               Per Share Decrease Expense Ratio
                               In Net Investment   Without Fee
                                     Income          Waiver
                                    1998(1)          1998(1)
                -----------------------------------------------
                Cash Portfolio     $0.000(5)            0.48%
                -----------------------------------------------





(3)Not annualized.


(4)Annualized.


(5)Amount represents less than $0.01.


* There were no Class B shares outstanding for years subsequent to the year ended May 31, 1998.



Smith Barney Institutional Cash Management Fund Inc.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/


Cash Portfolio



Government Portfolio


Municipal Portfolio



Each an investment portfolio of Smith Barney Institutional Cash Management Fund Inc.



Shareholder reports Annual and semiannual reports to shareholders provide additional information about each portfolio's investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year or period.


The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the portfolios and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the portfolios or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the portfolios at 1-800-282-3505, or by writing to the portfolios at Smith Barney Mutual Funds, 125 Broad Street, New York,
New York 10004.


Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the portfolios that is not in this prospectus, you should not rely upon that information. The portfolios are not offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file
no. 811-9012)

FD0959 09/02

                              September 30, 2002



                      STATEMENT OF ADDITIONAL INFORMATION


             SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.
                               125 Broad Street
                              New York, NY 10004
                                 800-451-2010


Cash Portfolio, Government Portfolio and Municipal Portfolio.



   Smith Barney Institutional Cash Management Fund Inc. (the "Company") is a no-load, open-end management investment company that offers Class A and Class B shares in three money market funds: Cash Portfolio, Government Portfolio and Municipal Portfolio (individually, a "fund" and collectively, the "funds").



   The investment objective of each of Cash Portfolio and Government Portfolio is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Municipal Portfolio is to maximize current interest income that is exempt from federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.


   An investment in a fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will be able to maintain a stable net asset value of $1.00 per share.


   Each fund is designed as an economical and convenient means for the investment of short-term funds. Each fund currently offers two classes of shares. Assuming the minimum investment requirement is met, Class A shares of Cash, Government and Municipal Portfolios are available for purchase by any investor and Class B shares are available for purchase by financial institutions as a record owner on behalf of fiduciary, agency or custody accounts.



   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current prospectuses of Class A shares and Class B shares of the funds dated September 30, 2002, as amended or supplemented from time to time (the "prospectuses"), and should be read in conjunction with the prospectuses. The prospectuses may be obtained from a Salomon Smith Barney Financial Consultant, a Service Agent (as defined on page
23) or by writing or calling the Company at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

                               TABLE OF CONTENTS


Management of the Company..................................................   3
Investment Objectives......................................................   6
Types of Securities and Investment Techniques..............................   6
Risk Factors...............................................................  18
Investment Restrictions....................................................  18
Yield Information..........................................................  21
Determination of Net Asset Value...........................................  23
Purchase of Shares.........................................................  23
Exchange Privilege.........................................................  24
Redemption of Shares.......................................................  24
Management and Distribution Agreements, Shareholder Services Plan and
  Other Services...........................................................  26
Taxes......................................................................  28
Additional Information About the Company...................................  30
Financial Statements.......................................................  31
Other Information..........................................................  32
Appendix A Description of Securities Ratings............................... A-1
Appendix B Description of Municipal Securities............................. B-1

                           MANAGEMENT OF THE COMPANY

Directors and Executive Officers of the Company


Overall responsibility for management and supervision of the Company rests with its Directors. The Directors approve all significant agreements between the Company and the companies that furnish services to the Company, including agreements with the Company's distributor, manager, custodian, transfer agent and sub-transfer agent. The day-to-day operations of each fund are delegated to Smith Barney Fund Management LLC ("SBFM" or the "Manager"). Salomon Smith Barney Inc. serves as each fund's distributor (the "Distributor").


The following are the names of the Directors and executive officers of the Company together with a brief description of their principal occupations during the last five years. Each Director who is an "interested person" of the Company, as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), is indicated by an asterisk. Unless otherwise indicated, each is located at 125 Broad Street, New York, New York 10004.




                                                                                              Number of
                                                                                             Portfolios
                                                                       Principal             in the Fund
                                           Term of Office*           Occupation(s)             Complex        Other
                          Position(s) Held  and Length of             During Past            Overseen by  Directorships
Name, Address and Age       with Company     Time Served              Five Years              Director   Held by Director
---------------------     ---------------- --------------- --------------------------------- ----------- ----------------
Non-Interested Directors:

Paul R. Ades                  Director          Since      Law Firm of Paul R. Ades, PLLC        16            None
 Paul R. Ades, PLLC                             1995       (April 2000-Present); Partner in
 181 West Main Street                                      Law Firm of Murov & Ades,
 Suite C                                                   Esqs. until March 2000
 Babylon, NY 11702
 Age 61

Herbert Barg                  Director          Since      Retired                               44            None
 1460 Drayton Lane                              1994
 Wynnewood, PA 19096
 Age 78

Dwight B. Crane               Director          Since      Professor, Harvard                    50            None
 Harvard Business School                        1995       Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 64

Frank G. Hubbard              Director          Since      President of Avatar International     16            None
 87 Whittredge Road                             1995       (January 1998-Present); Partner
 Summit, NJ 07901                                          S&S Industries (May 1995-
 Age 64                                                    December 1997)

Jerome H. Miller              Director          Since      Retired                               16            None
 27 Hemlock Road                                1995
 Manhasset, NY 11030
 Age 63

Ken Miller                    Director          Since      President of Young Stuff Apparel      16            None
 Young Stuff Apparel                            1995       Group, Inc.
 Group, Inc.
 1407 Broadway,
 6th Floor
 Suite 610
 New York NY 10018
 Age 60

                                                                                               Number of
                                                                                               Portfolios
                                                                                                 in the
                                                                                                  Fund
                                                                          Principal             Complex       Other
                                               Term of Office**         Occupation(s)           Overseen  Directorships
                              Position(s) Held    and Length             During Past               by        Held by
Name, Address and Age*          with Company    of Time Served           Five Years             Director    Director
----------------------        ---------------- ---------------- ------------------------------ ---------- -------------
Interested Director:

R. Jay Gerken                 Chairman,             Since       Managing Director, SSB and        152          N/A
 SSB                          President and         2002        Citigroup Asset Management;
 125 Broad Street             Chief Executive                   formerly portfolio manager,
 New York, New York 10004     Officer                           Smith Barney Growth and
 Age 51                                                         Income Fund (1994-2000).

Officers:

Lewis E. Daidone              Senior Vice           Since       Managing Director of SSB;         N/A          N/A
 SSB                          President and          1995       Director and Senior Vice
 125 Broad Street,            Chief                             President of SBFM and TIA and
 11th Floor                   Administrative                    Director of Citi Fund
 New York, NY 10004           Officer                           Management Inc.
 Age 44

Richard L. Peteka             Chief                 Since       Director and Head of Internal     N/A          N/A
 SSB                          Financial              2002       Control for Citigroup Asset
 125 Broad Street 11th Floor  Officer and                       Management U.S. Mutual Fund
 New York, NY 10004           Treasurer                         Administration from 1999-2002;
 Age 40                                                         Vice President, Head of Mutual
                                                                Fund Administration and
                                                                Treasurer at Oppenheimer
                                                                Capital from 1996-1999

Joseph P. Deane               Vice President        Since       Managing Director of SSB and      N/A          N/A
 SSB                          and                    1999       Investment Officer of SBFM
 333 West 34 Street           Investment
 New York, NY 10001           Officer
 Age 53

Martin R. Hanley              Vice President        Since       Director of SSB and Investment    N/A          N/A
 SSB                          and                    1996       Officer of SBFM
 333 West 34 Street           Investment
 New York, NY 10001           Officer
 Age 36

Kaprel Ozsolak                Controller            Since       Vice President of SSB             N/A          N/A
 SSB                                                2002
 125 Broad Street
 9th Floor
 New York, NY 10004
 Age 36

Christina T. Sydor            Secretary             Since       Managing Director of SSB;         N/A          N/A
 SSB                                                 1995       General Counsel and Secretary
 300 First Stamford Place                                       of SBFM and TIA
 4th Floor
 Stamford, CT 06902
 Age 51

--------

* For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.


** Each Director and officer serves until his or her respective successor has been duly elected and qualified.

   For the calendar year ended December 31, 2001, the Directors beneficially owned equity securities of the funds within the dollar ranges presented in the table below:



                                             Aggregate Dollar Range
                               Dollar Range  of Equity Securities in
                                 of Equity    Registered Investment
                               Securities in  Companies Overseen by
            Name of Director     the Funds          Director
            ----------------   ------------- -----------------------
            Paul R. Ades......     None            Over $100,000
            Herbert Barg......     None                     None
            Dwight B. Crane...     None            Over $100,000
            R. Jay Gerken.....     None            Over $100,000
            Frank G. Hubbard..     None          $10,001-$50,000
            Heath B. McLendon*     None            Over $100,000
            Jerome H. Miller..     None            $1.00-$10,000
            Ken Miller........     None          $10,001-$50,000



* Effective September 13, 2002, Heath B. McLendon resigned from the Company's Board of Directors.



   As of December 31, 2001, none of the above independent Directors, or their immediate family members, owned beneficially or of record any securities of the Manager or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or Distributor of the funds.



   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, J. Miller and K. Miller.



   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each fund. It also makes recommendation to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its Manager and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.



   The Nominating Committee is charged with the duty of making all nominations for independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.


   Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which Salomon Smith Barney serves as distributor.


   As of September 9, 2002, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of common stock of each fund.



   To the best knowledge of the Company and the Directors, as of September 9, 2002, no shareholder or "groups" (as such term is defined in section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") owned beneficially or of record more than 5% of the shares of any class of a fund.





   No officer, director or employee of Citigroup Inc. or any of its subsidiaries receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $3,000 per annum plus $750 per meeting attended and reimburses travel and out-of-pocket expenses. For the calendar year ended December 31, 2001, such expenses totaled $6,095.61.

   For the fiscal year ended May 31, 2002, the Directors were paid the compensation listed below for service as a director of the Company and as trustee or director of other Smith Barney Mutual Funds.



                                Total Pension or
                                   Retirement     Compensation
                                Benefits Accrued  from Company   Number of Investment
                    Aggregate      as part of       and Fund     Companies for Which
                   Compensation     Company      Complex Paid to   Director Serves
Name of Person     from Company     Expenses        Directors    Within Fund Complex
--------------     ------------ ---------------- --------------- --------------------
Paul R. Ades......   $ 6,198           0            $  52,500              5
Herbert Barg......     6,098           0              114,000             16
Dwight B. Crane...     6,198           0              141,650             23
R. Jay Gerken.....         0           0                    0             41
Frank G. Hubbard..     6,198           0               52,400              5
Heath B. McLendon+         0           0                    0             74
Jerome H. Miller..     5,250           0               47,675              5
Ken Miller........     6,098           0               52,200              5
John White*.......    10,613           0               25,000              5

--------

* Director Emeritus. Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Company's last fiscal year aggregate compensation paid by the Company to its Director Emeritus totaled $10,613.


+ Effective September 13, 2002, Mr. McLendon resigned from the Company's Board of Directors.


                             INVESTMENT OBJECTIVES


   The investment objectives of the funds are fundamental and may not be changed without shareholder approval. Shareholders will be notified of material changes in investment policies.


                 TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

   The funds will invest only in eligible high-quality, short-term money market instruments that present minimal credit risks determined by the Manager pursuant to procedures adopted by the Directors.


   Each of the funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U. S. dollars and has a remaining maturity of 13 months or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs"), or is unrated and deemed to be of comparable quality to a rated security, as determined by SBFM; and (iii) has been determined by SBFM to present minimal credit risks pursuant to procedures approved by the Directors. In addition, the funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), FitchIBCA, Inc., and Duff and Phelps Credit Rating Co. A description of the ratings of some NRSROs appears in Appendix A.


   Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as described below), the Cash and Municipal Portfolios will not invest more than 5% of their total assets in the securities of any one issuer, except when the securities are subject to demand features and/or guarantees that meet the requirements of Rule 2a-7 (as to diversification and other requirements of the Rule). To ensure adequate liquidity, no fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days and time deposits that mature in more than two business days.

Because the funds are typically used as a cash management vehicles, they intend to maintain a high degree of liquidity. SBFM determines and monitors the liquidity of portfolio securities under the supervision of the Directors.


   If the funds acquire securities that are unrated (other than U.S. Government Securities, as described below), the acquisition must be approved under the procedures adopted by the Board of Directors.

   Under Rule 2a-7, each fund may invest more than 5% (but no more than 25%) of the then-current value of its total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the fund does not make more than one such investment at any one time.


   Pursuant to Rule 2a-7, each fund invests in "first-tier" securities. First-tier securities are U.S. Government Securities, shares of other money market funds, and securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest short-term rating category by the Requisite NRSROs, or are unrated and of comparable quality to a rated security. In addition, a fund may invest in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities"). A fund may not invest in a second-tier security (in the case of Municipal Portfolio, second tier conduit securities), if immediately after the acquisition thereof the fund would have invested more than (i) the greater of one percent of its total assets or $1,000,000 in Second-Tier Securities (in the case of Municipal Portfolio, second tier conduit securities) issued by that issuer, or (ii) five percent of its total assets in Second-Tier Securities (in the case of Municipal Portfolio, second tier conduit securities).





   U.S. Government Securities. Each fund invests in securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities. Securities in which the funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, none of the funds will invest in obligations issued by an instrumentality of the U.S. Government unless SBFM determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the fund.


   Ratings as Investment Criteria. In general, the ratings of NRSROs represent the opinions of those organizations as to the quality of the securities that they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of SBFM to evaluate potential investments.

   Subsequent to the purchase of a particular security by a fund, its rating may be reduced below the minimum required for purchase by the fund or the issuer of the security may default on its obligations with respect to the security. In that event, the fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Directors determine that disposal of the security would not be in the best interest of the fund. In addition, it is possible that a security may cease to be rated or an NRSRO might not timely change its rating of a particular security to reflect subsequent events. Neither of these events will necessarily require the sale of the security by the fund, but the Directors will promptly consider such event in their determination of whether the fund should continue to hold the security. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

   Repurchase Agreements. Each fund may engage in repurchase agreement transactions with banks which are issuers of instruments acceptable for purchase by such fund and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are transactions in which a fund purchases securities (normally U.S. Government Securities) and simultaneously commits to resell those securities to the seller at an agreed upon price on an agreed upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Company's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price. SBFM, acting under the supervision of the Directors, reviews the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements to evaluate potential risks.

   Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests or to earn additional income on portfolio securities.

   Lending of Portfolio Securities. Each fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will not exceed 20% of the fund's total assets, taken at value. A fund may not lend its portfolio securities to SBFM or its affiliates without specific authorization from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities by a fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with SBFM, and which is acting as a "finder."


   By lending portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities and any increase in market value;
(e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Directors of the Company must terminate the loan and regain the right to vote the securities.


   The limit of 20% of each fund's total assets to be committed to securities lending is a fundamental policy of each fund, which means that it cannot be changed without approval of a majority of a fund's outstanding shares. However, the funds do not currently intend to engage in securities lending.

   Floating Rate and Variable Rate Obligations. Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Each fund may purchase floating rate and variable rate obligations which carry a demand feature that would permit the fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Each fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. As determined by SBFM, under the supervision of the Directors, the quality of the underlying creditor or of the bank, as the case may be, also must be equivalent to the quality standards set forth above. In addition, SBFM will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of the obligations, and similarly will monitor the creditworthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.


   Participation Interests. The funds may invest in participation interests in any type of security in which the funds may invest. Each fund may invest in participation interests in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that SBFM, under the supervision of the Board of Directors, has determined meets the prescribed quality standards of the fund. Each fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the fund's participation interest in the obligation, plus accrued interest. Each fund currently is permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the obligations over the negotiated yield at which the instruments were purchased by the fund. Participation interests in the form to be purchased by Municipal Portfolio are relatively new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. Each of Cash Portfolio and Municipal Portfolio intends to purchase participation interests based upon opinions of counsel.


   When-Issued Securities. Each fund may purchase securities on a when-issued basis, in which case delivery of and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate to be received on the securities purchased on a when-issued basis are each fixed when the buyer enters into a commitment. Although each fund will purchase securities on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which generally will result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains substantially fully invested at the same time it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund's assets will vary from $1.00 per share. Interest will not accrue on fixed income securities purchased by a fund until delivery and payment for the securities take place. Purchasing securities on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.


   If a fund agrees to purchase when-issued securities, a segregated account consisting of cash or other liquid securities held by the fund equal to the amount of the when-issued commitments will be established with the Company's custodian with respect to a fund's when-issued obligations. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover when-issued commitments than when it sets aside cash. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from federal income tax. When a fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller (of the when-issued securities) to do so may result in the fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



   Municipal Leases. Cash Portfolio and Municipal Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the section "Obligations of Financial Institutions," below.


   In evaluating municipal lease obligations, SBFM will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets;
(c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then SBFM may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


   Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the fund.



   Demand Features--The funds may invest in securities that are subject to puts and standby commitments, also known as demand features. Demand features give a fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument's credit quality, and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the funds' investments may be dependent in part on the credit quality of the banks supporting the funds' investments and changes in the credit quality of these financial institutions could cause losses to the funds and affect their share prices. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

Cash Portfolio



   Cash Portfolio pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The fund may also invest in U.S. Government Securities and municipal securities, although the fund expects to invest in such securities to a lesser degree.



   Debt Securities--The fund may invest in debt obligations of domestic and foreign issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds and variable amount master demand notes. The fund may invest in privately issued commercial paper that is restricted as to disposition under the federal securities laws. In general, any sale of this paper may not be made without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption therefrom. Pursuant to the provisions of Section 4(2) of the 1933 Act, however, some privately issued commercial paper ("Section 4(2) paper") is eligible for resale to institutional investors, and accordingly, SBFM may determine that a liquid market exists for that paper pursuant to guidelines adopted by the Directors. If a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities.


   Bank Obligations. Domestic commercial banks organized under Federal law ("national banks") are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of certificates of deposit ("CDs") of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


   Obligations of Financial Institutions--The fund may invest in obligations of financial institutions. Examples of obligations in which the fund may invest include negotiable CDs, bankers' acceptances and time deposits ("TDs") of U.S. banks having total assets in excess of $1 billion or the equivalent of $1 billion in other currencies (in the case of foreign banks) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the FDIC (including obligations of foreign branches of such members), if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The Cash Portfolio may invest up to 10% of its total assets in fixed TDs maturing from two business days to seven calendar days. The Cash Portfolio may also purchase fixed time deposits maturing in more than seven calendar days but in less than one year, provided, however, that such fixed TDs shall be considered illiquid securities.



   Cash Portfolio will invest at least 25% of its total assets in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, Cash Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, Nassau, Tokyo and Toronto. The fund may also invest in Eurodollar and Yankee bank obligations.



   Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to:
(a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to a specific percentage of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by domestic branches of foreign banks or by foreign branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.


   Eurodollar or Yankee Obligations--Eurodollar bank obligations are dollar denominated CDs or TDs issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.



   U.S. Government Securities--The fund may invest without limit in U.S. Government Securities as described under "Government Portfolio."



   Municipal Securities--The fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described under "Municipal Portfolio." These obligations may pay interest that is excluded from gross income for federal income tax purposes, but only Municipal Portfolio's distributions of tax-exempt interest will be excluded from the gross income of shareholders.



   Custodial Receipts. Cash Portfolio may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. These notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), "Certificates of Accrual on Treasury Securities" ("CATS") and FICO Strips. The underwriters of these certificates or receipts purchase a U.S. Government Security (as defined on page 14) and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities but are not U.S. Government Securities. Although typically under the terms of a custodial receipt the Cash Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, Cash Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, Cash Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if Cash Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a nontaxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.



   Asset-Backed and Receivable-Backed Securities. Cash Portfolio may invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities have been offered to investors, including "Certificates for Automobile Receivables" ("CARs") and interests in pools of credit card receivables. CARs represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following such sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the fund's investment objective and policies and, subject to the review and approval of the Company's Board of Directors, the fund also may invest in other types of asset-backed and receivable-backed securities.



   Participation Interests. Cash Portfolio may purchase participation interests in loans with remaining maturities of 13 months or less. These loans must be made to issuers in whose obligations the fund may invest. Any participation purchased by the fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation, such as commercial paper, of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank, rather than of the underlying corporate borrower, so that the fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited and any participation interest may be regarded as illiquid.



   In the event that SBFM does not believe that price quotations currently obtainable from banks, dealers or pricing services consistently represent the market values of participation interests, SBFM will, following guidelines established by the Board of Directors, value the participation interests held by Cash Portfolio at fair value, which approximates market value. In valuing a participation interest, SBFM will consider the following factors, among others:
(i) the characteristics of the participation interest, including the cost, size, interest rate, period until next interest rate reset, maturity and base lending rate of the participation interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Company's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) the market for the participation interest, including price quotations for and trading in the participation interest and similar participation interests or instruments and the market environment and investor attitudes toward the participation interest or participation interests generally; (v) the quality and creditworthiness of any intermediary participants; and (vi) general economic or market conditions.


Government Portfolio



   Government Portfolio pursues its objective by investing exclusively in short-term obligations issued and/or guaranteed, as to payment of principal and interest, by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Pursuant to Rule 35d-1 under the 1940 Act, under normal conditions the Fund must invest at least 80% of its net assets in these securities. Although this investment policy may be changed without stockholder approval, Government Portfolio has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in this 80% policy. Government Portfolio will be rated from time to time by S&P and Moody's.



   U.S. Government Securities--U.S. Government Securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and include, for the purpose of describing permitted investments, repurchase agreements collateralized by and municipal securities refunded with escrowed U.S. Government Securities ("U.S. Government Securities"). U.S. Government Securities in which the fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the fund may invest include securities supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal Home Loan Banks; and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government.


The Municipal Portfolio


   As a matter of fundamental policy, under normal market conditions Municipal Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. However, the fund reserves the right to invest up to 20% of the value of its assets in securities whose interest is federally taxable. In addition, the fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on these bonds. These private activity bonds are included in the term "municipal securities" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all municipal securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Additionally, when SBFM is unable to locate investment opportunities with desirable risk/reward characteristics, the fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable.



   Description of Municipal Obligations. Municipal obligations in which the Municipal Portfolio may invest are short-term debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts (generally referred to as "municipalities") that pay interest which is excluded from gross income for federal income tax purposes ("Municipal Obligations"). The three principal classifications of Municipal Obligations are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

   At times, the fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.



   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

   Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A private activity bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and private activity bonds are discussed below.

   1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

   2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.


   3. Private Activity Bonds. Private activity bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance, for example, various privately operated facilities for manufacturing and housing. These bonds also are used to finance facilities such as airports, docks, wharves and mass commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.



   Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or are refinanced with long-term debt. These obligations generally have maturities of 13 months or less. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


   1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.

   2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Program.

   3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the Notes.


   4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. Municipal Portfolio will purchase only Construction Loan Notes that are subject to GNMA or bank purchase commitments.


   There are a number of other types of Municipal Commercial Paper issued for specified purposes and secured in manners that may vary from those described above.


   Taxable Investments. Situations in which Municipal Portfolio may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities or (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The fund temporarily may invest more than 20% of its total assets in taxable securities to maintain a defensive posture when, in the opinion of SBFM, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations.



   Purchase of Securities with Stand-By Commitments. Municipal Portfolio may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase at the fund's option a specified Municipal Obligation at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a "put" option acquired by the fund with respect to a particular Municipal Obligation held in the fund's portfolio.



   The amount payable to Municipal Portfolio upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation (excluding any accrued interest the fund paid on the acquisition), less any amortization of market premium or plus any amortization of market or original issue discount during the period the fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period that the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying Municipal Obligation at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying Municipal Obligation.



   Municipal Portfolio's right to exercise a stand-by commitment would be unconditional and unqualified. Although the fund could not transfer a stand-by commitment, the fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the fund without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments, however, if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held by the fund would not exceed 1/2 of 1% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired.



   Municipal Portfolio intends to enter into stand-by commitments only with broker-dealers, dealers or banks that SBFM believes present minimum credit risks. The fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time that the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to the fund will be evaluated on an ongoing basis by SBFM in accordance with procedures established by the Board of Directors.

   Municipal Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. If the fund pays directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a Municipal Obligation purchased by the fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of the fund's portfolio.



   Municipal Portfolio understands that the Internal Revenue Service has issued a revenue ruling to the effect that, in specific factual circumstances, a registered investment company will be treated for federal income tax purposes as the owner of Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the fund. There can be no assurance that all of the fund's stand-by commitments will be factually the same as those described in this ruling or governed by its conclusions.


   Municipal Leases--The fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.


   Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. SBFM may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Board of Directors.



   Taxable Investments--As discussed above, although the fund will attempt to invest substantially all of its assets in municipal securities whose interest is excluded from gross income for Federal income tax purposes, the fund may, under certain circumstances, invest in certain securities whose interest is subject to such taxation. These securities include: (i) short-term obligations of the U.S. Government, its agencies or instrumentalities, (ii) CDs, bankers' acceptances and interest bearing savings deposits of banks having total assets of more than $1 billion and whose deposits are insured by the FDIC, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i) and (iii) above or any other obligations of the U.S. Government, its agencies or instrumentalities. Income from securities lending transactions is also taxable.



   Derivative Products--Municipal Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.


   Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal obligations. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. If the IRS issues an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.



   The fund intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the fund's investment objective and policies. The fund will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of the fund will not materially alter its risk profile and will be fully consistent with the fund's maturity guidelines.


                                 RISK FACTORS


   Although each fund invests only in high quality money market instruments, an investment in a fund is subject to risk even if all securities in a fund's portfolio are paid in full at maturity. Specifically, all money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.


   Each fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by such fund. The market value of the obligations in each fund can be expected to vary inversely to changes in prevailing interest rates. Investors should recognize that, in periods of declining interest rates, the yield of each fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the funds will invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

   Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

                            INVESTMENT RESTRICTIONS


   As indicated in the prospectuses, each fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Company (or a particular fund or class, as applicable), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Company (or a particular fund or class, as applicable) are present or represented by proxy.




   If a percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.


   Each fund may make commitments more restrictive than the fundamental restrictions listed below so as to permit the sale of fund shares in certain states. If a fund determines that any such commitment is no longer in the best interests of the fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.



   Each fund, except as noted, has adopted the following fundamental policies:


      (1) With respect to 75% of its assets, a fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the fund's total assets would be invested in the securities of a single issuer or the fund would own more than 10% of the outstanding voting securities of any single issuer.

      (2) A fund may not purchase securities if more than 25% of the value of a fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic or foreign commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks);
   (ii) this limitation shall not apply to the Municipal Portfolio's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

      (3) A fund may not act as an underwriter of securities issued by others, except to the extent that a fund may be deemed an underwriter in connection with the disposition of portfolio securities of such fund.

      (4) A fund may not make loans, except that this restriction shall not prohibit (a) purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements. A fund may not lend any security if, as a result, more than 20% of a fund's total assets would be lent to other parties.

      (5) A fund may not purchase or sell real estate or any interest therein, except that the fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.


      (6) A fund may borrow money for emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 5% of the value of a fund's total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 5% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this latter limit.


      (7) Each fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that fund.

      (8) Under normal circumstances, Municipal Portfolio must invest at least 80% of the value of its net assets plus any borrowings for investment purposes in municipal securities or other instruments with similar economic characteristics whose interest is exempt from regular federal income taxes.



   Each fund has adopted the following non-fundamental investment restrictions that may be changed by the Board of Directors of the Company without shareholder approval:


      (1) A fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The directors, or the fund's investment adviser acting pursuant to authority delegated by the directors, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

      (2) A fund may not invest in the securities of another investment company except in connection with a merger, consolidation, reorganization or acquisition of assets.

      (3) A fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

      (4) A fund may not invest more than 5% of the value of its total assets in the securities of any issuer that has conducted continuous operations for less than three years, including operations of predecessors, except that this shall not affect the fund's ability to invest in US. Government Securities, fully collateralized debt obligations, municipal obligations, securities that are rated by at least one nationally recognized statistical rating organization and securities guaranteed as to principal and interest by an issuer in whose securities the fund could invest.

      (5) A fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

      (6) A fund may not invest directly in interests in oil and gas or interests in other mineral exploration or development programs or leases; however, the fund may own debt securities of companies engaged in those businesses.

      (7) A fund may not invest in companies for the purpose of exercising control of management.



Portfolio Transactions


   Most of the purchases and sales of securities for a fund, whether transacted on a securities exchange or in the over-the-counter market, will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a fund are made by SBFM, which also is responsible for placing these transactions, subject to the overall review of the Company's Board of Directors.



   Although investment decisions for each fund are made independently from those of the other accounts managed by the Manager, investments of the type the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by the fund.


   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality, respectively.


   In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, the Manager seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each management agreement between the Company and the Manager relating to a fund authorizes the Manager, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund, the other funds and/or other investment companies and accounts over which the Manager or its affiliates exercise investment discretion. The fees under the management agreements relating to the funds between the Company and the Manager are not reduced by reason of their receiving such brokerage and research services. The Company's Board of Directors periodically will review the commissions paid by the funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the funds.



   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board of Directors has determined that transactions for a fund may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Manager, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Salomon Smith Barney may directly execute such transactions for the funds on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized Salomon Smith Barney to effect such transactions, and (b) Salomon Smith Barney advises the fund annually of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                               YIELD INFORMATION


   The funds may measure performance in several ways, including "yield", "effective yield" and (for Municipal Portfolio only) "tax equivalent yield". A fund's yield is a way of showing the rate of income the fund earns on its investments as a percentage of the fund's share price. Yield represents the income, less expenses generated by the investments, of the fund over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield. Municipal Portfolio may also quote its tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal the fund's tax-free yield. Fund yield figures are based upon historical earnings and are not intended to indicate future performance. A fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns.



   In performance advertising, the funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDA/ Wiesenberger, iMoneyNet, Inc. or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The funds may also compare their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Lehman Brothers Aggregate Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds may refer to general market performance over past time periods, such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


   Any current yield quotation of a fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The fund's current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the fund may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).


   Municipal Portfolio's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the fund's yield after taxes. Tax equivalent yields are calculated by dividing Municipal Portfolio's yield by one minus the stated federal tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.



   Although published yield information is useful to investors in reviewing a fund's performance, investors should be aware that the fund's yield fluctuates from day to day and that the fund's yield for any given period is not an indication or representation by the fund of future yields or rates of return on the fund's shares. Also, Service Agents, as defined on page 23, may charge their customers direct fees in connection with an investment in a fund, which will have the effect of reducing the fund's net yield to those shareholders. The yield of a fund is not fixed or guaranteed, and an investment in a fund is not insured. Accordingly, a fund's yield information may not necessarily be used to compare fund shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the funds are not insured or guaranteed, a fund's yield information may not necessarily be used to compare the fund with investment alternatives which are insured or guaranteed.



   For the seven-day period ended May 31, 2002, the yield and effective yield for Class A shares of Cash Portfolio, Government Portfolio and Municipal Portfolio were as follows:



                                                      Effective
                Portfolio                       Yield   Yield
                ---------                       ----- ---------
                Cash Portfolio (Class A)*...... 1.73%   1.74%
                Government Portfolio (Class A)* 1.61    1.62
                Municipal Portfolio+ (Class A)* 1.42    1.43

--------

* As of May 31, 2002, no Class B shares of the funds were outstanding. Accordingly, no comparable information is available for Class B shares.


+ Municipal Portfolio's tax-equivalent yield (assuming a federal income tax rate of 38.6%) for the same period for Class A shares was 2.31% and its tax-equivalent effective yield (assuming a federal income tax rate of 38.6%) for the same period was 2.33%.

                       DETERMINATION OF NET ASSET VALUE


   The net asset value per share of Cash Portfolio and Government Portfolio is determined as of 4 pm New York City time on each day that the New York Stock Exchange ("NYSE") and the Company's custodian are open. The net asset value per share of the Municipal Portfolio is determined as of noon, Eastern time on each day that the NYSE is open. The net asset value per share of each fund is determined by dividing the fund's net assets attributable to the class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



   Each fund uses the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of the fund's securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates or changes of the issuer's creditworthiness on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its portfolio securities. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the fund's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days or less and investing in securities with remaining maturities of only 13 months or less, there can be no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund's price per share to change from $1.00.


                              PURCHASE OF SHARES


   Purchases of fund shares may be made directly through PFPC Global Fund Services ("PFPC"), through a broker-dealer, financial intermediary, or a financial institution (each called a "Service Agent") or a Salomon Smith Barney Financial Consultant. Salomon Smith Barney and other Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent, PFPC, are not subject to a maintenance fee. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Class A shares of Cash, Government and Municipal Portfolios are available for purchase by any investor. Class B shares are available for purchase by financial institutions on behalf of fiduciary, agency or custody accounts.



   The minimum initial investment for each fund and class is $1,000,000. The minimum subsequent investment is $50.


   The issuance of shares of a fund is recorded on the books of the Company, and, to avoid additional operating costs and for investor convenience, stock certificates will not be issued unless expressly requested in writing by a shareholder. Certificates will not be issued for fractional shares.


   The Company's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when PFPC, a Salomon Smith Barney Financial Consultant or a Service Agent receives, or converts the purchase amount into, federal funds (i.e., monies of member banks within the Federal Reserve Board) that are either in the client's brokerage account at Salomon Smith Barney or the Service Agent before the fund's close of business. When orders for the purchase of Company shares are paid for in federal funds, or are placed by an investor with sufficient federal funds or cash balance in the investor's brokerage account with Salomon Smith Barney or the Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business with respect to orders for Municipal Portfolio and 4:00 p.m. (Eastern time), which is the close of business with respect to orders for Cash and Government Portfolios, on any day the Company calculates its net asset value. Purchase orders received after the close of business or with respect to which federal funds are not available, or when orders for the purchase of shares are paid for other than in federal funds, will not be accepted and a new purchase order must be submitted on the next day the Company calculates the fund's net asset value. Shares purchased begin to accrue income dividends on the business day the purchase order becomes effective.


                              EXCHANGE PRIVILEGE


   Shareholders of a fund may exchange their shares for shares of any other fund on the basis described below. To qualify for the exchange privilege, a shareholder must exchange shares with a current value of at least $1,000. Under the exchange privilege, each of the funds offers to exchange its shares for shares of any other fund, on the basis of relative net asset value per share. Since all of the funds seek to maintain a constant $1.00 net asset value per share, it is expected that any exchange with those funds would be on a share-for-share basis. If, in utilizing the exchange privileges the shareholder exchanges all of its shares of a fund, all dividends accrued on such shares for the month to date will be invested in shares of the fund into which the exchange is being made. An exchange between funds pursuant to the exchange privilege is treated as a potentially taxable transaction for shareholders for federal income tax purposes.



   To exercise the exchange privilege, shareholders should contact PFPC, their Salomon Smith Barney Financial Consultant or their Service Agent, who will advise the applicable fund of the exchange. A shareholder may make exchanges by telephone, provided that (i) the shareholder has elected the telephone exchange option on the account application, (ii) the registration of the account for the new fund will be the same as for the fund from which it is exchanged, and (iii) the shares to be exchanged are not in certificate form. To make exchanges by telephone, a shareholder should call the telephone number listed below. The shareholder should provide identification and the account number and give the name of the fund into which the shareholder wishes to make the exchange, and the name of the fund and class and number of shares the shareholder wishes to exchange. The shareholder also may write to PFPC requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by a commercial bank which is a member of the FDIC, a trust company or a member firm of a domestic securities exchange. The Company reserves the right to require a properly completed exchange application.


   These exchange privileges may be modified or terminated at any time.

                             REDEMPTION OF SHARES


   Shareholders may redeem their shares without charge on any day the Company calculates its net asset value. Redemption requests received in proper form prior to 4:00 p.m. (noon in the case of Municipal Portfolio), Eastern time, are priced at the net asset value as next determined. Redemption requests received after 4:00 p.m. (noon in the case of Municipal Portfolio), Eastern time, will not be accepted and a new redemption request must be submitted on the following day that the Company calculates its net asset value. Redemption requests must be made through a Salomon Smith Barney Financial Consultant or a Service Agent, except that shareholders who purchased shares of the Company from PFPC may also redeem shares directly through PFPC. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Salomon Smith Barney Financial Consultant, the Service Agent or PFPC endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests for shares represented by certificates will not be deemed received until certificates are received by PFPC in proper form.



   Shares held at Salomon Smith Barney A redemption request received by Salomon Smith Barney in proper form before 4:00 p.m. (noon in the case of Municipal Portfolio) Eastern time will not earn a dividend on the day the request is received and redemption proceeds will be credited to a shareholder's account on the same day.

   Shares held at PFPC A shareholder who purchases shares of the Company directly through PFPC may redeem shares through PFPC in the manner described under "Expedited Redemption Procedures" and "Ordinary Redemption Procedures".


Expedited Redemption Procedures


   Shareholders meeting the requirements stated below may initiate redemptions by submitting their redemption requests by telephone at 800-451-2010 or mail to PFPC and have the proceeds sent by a federal funds wire to a previously designated bank account. A redemption request received prior to 4:00 p.m. (noon in the case of Municipal Portfolio) Eastern time will not earn a dividend on the day the request is received and payment will be made in federal funds wired on the same business day. If an expedited redemption request for which the redemption proceeds will be wired is received after 4:00 p.m. (noon in the case of Municipal Portfolio) Eastern time, and prior to the close of regular trading on a day on which PFPC is open for business, the redemption proceeds will be wired on the next business day following the redemption request that PFPC is open for business. A redemption request received after 4:00 p.m. (noon in the case of Municipal Portfolio) Eastern time will earn a dividend on the day the request is received. If an expedited redemption request is received after the regular close of trading on the NYSE or on a day that Salomon Smith Barney or PFPC is closed, the redemption proceeds will be wired on the next business day following receipt of the redemption request. Therefore, a redeeming shareholder will receive a dividend on the day the request is received, but not on the day that shares are redeemed out of the shareholder's account. The Company or PFPC will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. In this regard, the Fund and PFPC each will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions and exchanges are not available for shares for which certificates have been issued.



   To utilize the expedited redemption procedure, all shares must be held in non-certificate form in the shareholder's account. In addition, an account application with the expedited section properly completed must be on file with PFPC before an expedited redemption request is submitted. This form requires a shareholder to designate the bank account to which its redemption proceeds should be sent. Any change in the bank account designated to receive the proceeds must be submitted in proper form on a new account application with signature guaranteed. In making a telephone redemption request, a shareholder must provide the shareholder's name and account number, the dollar amount of the redemption requested, the name of the fund and class, and the name of the bank to which the redemption proceeds should be sent. If the information provided by the shareholder does not correspond to the information on the application, the transaction will not be approved. If, because of unusual circumstances, a shareholder is unable to contact PFPC at the telephone number listed on the preceding page to make an expedited redemption request, the shareholder may contact his or her Service Agent to effect such a redemption, or request redemption in writing as described under "Ordinary Redemption Procedures" below.


Ordinary Redemption Procedures


   If this method of redemption is used, the shareholder may submit his redemption request in writing to PFPC. A fund will make payment for shares redeemed pursuant to the ordinary redemption procedures by check sent to the shareholder at the address on such shareholder's account application. Such checks will normally be sent out within one business day, but in no event more than three business days after receipt of the redemption request in proper form. If certificates have been issued representing the shares to be redeemed, prior to effecting a redemption with respect to such shares, PFPC must have received such certificates. A shareholder's signature must be guaranteed by an "eligible guarantor institution", as such term is defined by Rule 17Ad-15 of the 1934 Act, the existence and validity of which may be verified by PFPC through use of industry publications. A notary public is not an acceptable guarantor. In certain instances, PFPC may request additional documentation which it believes necessary to insure proper authorization such as, but not limited to: trust instruments, death certificates, appointment of executor or administrator, or certificates of corporate authority. Shareholders with questions regarding proper documentation should contact PFPC.

                    MANAGEMENT AND DISTRIBUTION AGREEMENTS,

                 SHAREHOLDER SERVICES PLAN AND OTHER SERVICES

Manager


   SBFM serves as Manager to the funds pursuant to separate management agreements (the "Management Agreements"). SBFM is an affiliate of Salomon Smith Barney and an indirect, wholly-owned subsidiary of Citigroup. SBFM provides investment advisory and management services to other investment companies affiliated with Salomon Smith Barney.



   SBFM manages the day-to-day operations of each fund pursuant to separate Management Agreements entered into by the Company on behalf of each fund. Under the Management Agreements, the Manager offers each fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of the fund. It also furnishes each fund with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the Company.



   Each fund's Management Agreement provides that all other expenses not specifically assumed by the Manager under the Management Agreement are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of the custodian (including amounts as custodian and amounts for book keeping, performing portfolio valuations, and for rendering other services to the Company) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Company's shares under federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of Directors and fees of Directors who are not "interested persons" as defined in the 1940 Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Company's corporate existence and extraordinary expenses, such as litigation and indemnification expenses. Direct expenses are charged to each fund; the management fee and general corporate expenses are allocated on the basis of relative net assets. No sales or promotion expenses are incurred by the Company, but expenses incurred in complying with laws regulating the issue or sale of the Company's shares are not deemed sales or promotion expenses.



   Each Management Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the the Directors who are not "interested persons" as defined in the 1940 Act (the "Independent Directors") of the fund's Board, with such Independent Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the management fee in light of the extent and quality of the management services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the Manager may terminate the Management Agreement on 60 days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   The Manager has agreed with respect to each fund that if in any fiscal year the total expenses of the fund, exclusive of taxes, brokerage, interest and extraordinary expenses exceed 0.80% of the average daily net assets for that fiscal year of the fund, the Manager will reduce its fee to the extent of such excess. The 0.80% voluntary expense limitation shall be in effect until it is terminated with 14 days' written notice to shareholders and by supplement to the then-current prospectus.


   As compensation for SBFM's services to the funds, each fund pays a monthly fee at the annual rate of 0.27% of the value of that fund's average daily net assets.


   SBFM waived a portion of its management fee for each Fund for the fiscal year ended May 31, 2002, and the management fees for the funds, after waivers, were 0.19%, 0.18% and 0.18% of the average daily net assets for Cash Portfolio, Government Portfolio and Municipal Portfolio, respectively. For the past fiscal year, total operating expenses without the management fee waivers were 0.31%, 0.32% and 0.32% of the average daily net assets for Cash Portfolio, Government Portfolio and Municipal Portfolio, respectively.





   For the fiscal year ended May 31, 2000, SBFM waived a portion of the management fees due to it. Absent these fee waivers, the management fees for the Class A shares would have been $4,250,471, $496,013 and $382,093, respectively, for Cash Portfolio, Government Portfolio and Municipal Portfolio.



   For the fiscal year ended May 31, 2001, SBFM waived a portion of the management fees due to it. Absent these fee waivers, the management fees for the Class A shares would have been $10,530,117, $745,028 and $1,283,821, respectively, for Cash Portfolio, Government Portfolio and Municipal Portfolio.



   For the fiscal year ended May 31, 2002, SBFM waived a portion of the management fees due to it. Absent these waivers, the management fees for the Class A shares would have been $12,137,559, $1,377,087 and $2,941,470, respectively, for Cash Portfolio, Government Portfolio and Municipal Portfolio.



   No Class B shares were outstanding for Cash Portfolio subsequent to the period ended May 31, 1998. No Class B shares were outstanding for Government Portfolio or Municipal Portfolio during the period ended May 31, 1998 through the period ended May 31, 2002.



   For fiscal years ended May 31, 2000, 2001 and 2002, Cash Portfolio, Government Portfolio and Municipal Portfolio paid no service or distribution fees.





Distributor



   Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013, serves as each fund's distributor pursuant to a written agreement (the "Distribution Agreement"), which was approved by the Company's Board of Directors, including a majority of the Directors who are not interested persons of the funds. The Distribution Agreement replaces a distribution agreement with CFBDS, Inc.





Shareholder Services Plan and Agreement



   The Board of Directors of the Company, including a majority of the Directors who are not interested persons of the funds, approved a Shareholder Services Plan and related Servicing Agreement for Class B shareholders with Salomon Smith Barney, replacing a Shareholder Services and Distribution Plan with CFBDS, Inc. Pursuant to the Shareholder Services Plan and related Servicing Agreement, each fund will pay to Salomon Smith Barney or another servicing agent a fee at the annual rate of 0.25% of the average daily net assets of the fund attributable to the Class B shares sold and not redeemed. The services provided to Class B shareholders under the Servicing Agreement may include: establishing and maintaining client accounts and records; processing dividend and distribution payments from a fund on behalf of clients; responding to client inquiries; providing subaccounting services with respect to shares owned beneficially by clients; assisting in processing purchase, exchange and redemption requests from clients and in placing such orders with a fund's service contractors; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the fund may reasonably request and permitted by applicable law.



   For the fiscal years ended May 31, 2000, 2001 and 2002, Class B shares of the Cash Portfolio, Government Portfolio and Municipal Portfolio paid no service fees.


   Service Organizations. Institutional investors who are purchasing shares on behalf of their customers, such as banks, savings and loans institutions and other financial institutions ("service organizations") may purchase Class B shares. These shares are identical in all respects to Class A shares except that they bear certain additional service fees described in the Company's prospectus relating to Class B shares and enjoy certain exclusive voting rights on matters relating to these service fees.

   The Company will enter into an agreement with each service organization that purchases Class B shares to provide certain services to the beneficial owners of such shares. Such services include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with Salomon Smith Barney; processing dividend payments from the funds on behalf of their customers; providing information periodically to customers showing the positions in shares; arranging for bank wires; responding to customer inquiries relating to the services provided by the service organization and handling correspondence: and acting as shareholder of record and nominee. Under terms of the agreements, service organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investment in Class B shares.

   Class A shares are sold to retail and institutional investors meeting the investment minimum that have not entered into servicing agreements with the Company in connection with their investments (See "Purchase of Shares").

Brokerage


   The Manager places orders for the purchase and sale of securities for the portfolios of each fund. All of the fund's transactions have been principal transactions with major dealers in money market instruments on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by Salomon Smith Barney.


                                     TAXES


   The following is a summary of the material federal tax considerations affecting the separate funds and their shareholders. In addition to the considerations described below, there may be other federal, state, local, and/or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.



   Each fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. In order to so qualify, among other things, the fund generally must ensure that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities (other than U.S. Government Securities) of a single issuer or of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the fund's total assets is represented by (a) cash and cash items, (b) U.S. Government Securities and (c) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the fund's total assets and to not more than 10% of the outstanding voting securities of the issuer.

   Each fund of the Company will be treated as a separate entity for tax purposes. The funds intend to qualify, as in prior years, under Subchapter M of the Code for tax treatment as regulated investment companies so long as such qualification is in the best interests of shareholders. In each taxable year that the separate funds so qualify, the funds will pay no federal income tax on the investment company taxable income and net capital gain that is distributed to shareholders. Municipal Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends are generally not subject to regular Federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes.



   Dividends paid from net investment income (other than "exempt-interest dividends") and net realized short-term capital gain, are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.


   Losses, if any, on the redemption, exchange or other sale of shares held for six months or less may be disallowed or recharacterized to the extent of any exempt-interest dividends or capital gain dividends paid with respect to such shares.

   Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. None of the dividends paid will qualify for the corporate dividends received deduction. Dividends consisting of interest from U.S. Government Securities may be exempt from state and local income taxes. Shareholders will be informed of the source and tax status of all distributions promptly after the close of each calendar year.


   The funds are required to withhold ("backup withholding") a certain percentage of all taxable dividends and capital gain distributions for shareholders who do not provide the funds with a correct taxpayer identification numbers (social security or employer identification numbers and any required certifications). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax and may be claimed as a credit on the shareholders' federal income tax return.


Dividends and Distributions


   Each fund declares a dividend from its net investment income daily for each day the NYSE is open to conduct business, and pays dividends monthly. If a shareholder redeems an account in full between monthly dividend payment dates, all dividends declared up to and including the date of liquidation will be paid with the redemption proceeds. Dividends from net realized capital gains, if any, will be distributed annually. The funds may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, monthly income dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value.



   The per share amounts of dividends from net investment income on Class B shares may be lower than that of Class A shares, mainly as a result of the service fees applicable to the Class B shares. Capital gain distributions, if any, will be the same across both classes of fund shares.



Municipal Portfolio



   Exempt-interest dividends attributable to interest received by the fund on certain "private activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. Exempt-interest dividends derived from the interest earned on private activity bonds will not be excluded from gross income for federal income tax purposes for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

   Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.



   The interest expense incurred by a shareholder on borrowing made to purchase or carry fund shares, is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.



   Dividends paid by the fund from interest income on taxable investments, net short-term capital gains, and all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.


                   ADDITIONAL INFORMATION ABOUT THE COMPANY


   The Company, an open-end, management investment company, was organized under the laws of the State of Maryland on March 28, 1995. The Board of Directors have authorized the issuance of three series of shares, each representing shares in one of three separate funds, and may also authorize the creation of additional series of shares. Each share of a fund represents an equal proportionate interest in the net assets of that fund or class with each other share of the same fund or class and is entitled to such dividends and distributions out of the net income of that fund or class as are declared in the discretion of the Board of Directors.


Voting Rights

   Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by fund or class, except as otherwise required by the 1940 Act or Maryland General Corporation Law. The funds ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of a fund's outstanding shares for the purpose of voting to remove Directors and the Company will assist shareholders in calling such a meeting as required by the 1940 Act.


   Each share of each fund of the Company has one vote (and fractional votes for fractional shares). Shares of all funds of the Company have noncumulative voting rights, which means that the holders of more than 50% of the shares of all funds of the Company voting for the election of Directors can elect 100% of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. Each fund and class will vote separately only with respect to those matters that affect only that fund and class.



   Under the by-laws, each Director will continue in office until the dissolution of the Company or the Director's earlier death, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Directors, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the by-laws or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Directors, to terminate or reorganize their fund, to amend the by-laws, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the by-laws or the Board of Directors.


Counsel


   Willkie Farr & Gallagher serves as legal counsel to the Company. The Independent Directors have selected Stroock & Stroock & Lavan LLP as their counsel.


Auditors


   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Company for its fiscal year ending May 31, 2003, to examine and report on the financial statements and financial highlights of the Company.

Custodian and Transfer Agent


   State Street Bank & Trust Company ("State Street") is located at 225 Franklin Street, Boston, Massachusetts 02110, and serves as custodian for the funds. Under a custodial agreement with the Company, State Street is authorized to appoint one or more foreign or domestic banking institutions as sub-custodians of assets owned by a fund. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.



Transfer Agent and Sub-Transfer Agent



   Citicorp Trust Bank, fsb., located at 125 Broad Street, New York NY 10004, serves as the Company's transfer agent and shareholder services agent.


   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699 serves as each fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

Minimum Account Size


   The Company reserves the right to redeem involuntarily any shareholder's account if the aggregate net asset value of the shares of a fund held in the account is less than $100,000 (if a shareholder has more than one account in a fund, each account must satisfy the minimum account size.) Before the Directors elect to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.


Annual Reports


   The Company sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Company at the end of the period covered. The Company will furnish without charge a copy of the funds' annual and semi-annual report upon request by calling (800) 451-2010.


                             FINANCIAL STATEMENTS


   The funds' Annual Report for the fiscal year ended May 31, 2002 (filed on August 7, 2002; EDGAR Accession Number 0000950130-02-005581) is incorporated into this Statement of Additional Information by reference in its entirety.

                               OTHER INFORMATION

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds
   Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds
   We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

   Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.


   Style Pure Series--our solution to funds that stray
   Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                 APPENDIX A DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard and Poor's

  Municipal and Corporate Bonds and Municipal Loans

   The two highest ratings of Standard & Poor's Rating Group ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  Short-Term Municipal Loans

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/1/MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/1/MIG-1 group.

  Other Short-Term Debt Securities

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

                APPENDIX B DESCRIPTION OF MUNICIPAL SECURITIES

   Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

   6. Tax-exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see below).


   Private Activity Bonds are considered municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.



   While, at one time, the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.



   Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an "industrial development bond", but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.



   Other Municipal Obligations, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuers have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.



   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals and corporations, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.

PART A

[PROSPECTUS]

PART B

[STATEMENT OF ADDITIONAL INFORMATION]

PART C

OTHER INFORMATION

Item 23. Exhibits

All references are to the Registrant's registration statement on Form N- 1A (the "Registration Statement") as filed with the SEC on April 5, 1995 (File Nos. 33-90952 and 811-9012)

(a) Articles of Incorporation of Registrant are incorporated by reference to the Fund's Registration Statement.

(b) By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 19, 1995 ("Pre-Effective Amendment No. 1").

(c) Specimen Stock Certificate are incorporated by reference to Post-Effective Amendment No. 4.

(d)      Investment Management Agreement between the Registrant and
         Smith Barney Mutual Funds Management Inc. is incorporated by reference to Pre-Effective Amendment No. 1

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to Pre-Effective Amendment No. 1

(e)(2) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 6.

(e)(3) Distribution Agreement between the Registrant and Salomon Smith Barney, Inc. is incorporated by reference to Post-Effective Amendment No. 8.

(e)(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 6

(e)(5)   Form of Shareholder Services Plan is filed herewith.

(e)(6)   Form of Servicing Agreement is filed herewith.

(f)      Not applicable.

(g)(1) Custody Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Pre-Effective Amendment No. 1.

(g)(2) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.

(h)(1) Form of Transfer Agency Agreement between the Registrant and First Data Investor Services, Group Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(h)(2) Transfer Agency Agreement between the Registrant and Smith Barney Private Trust Company (presently known as Citicorp Trust Bank fsb) is incorporated by reference to Post-Effective Amendment No. 8.

(h)(3) Sub-Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. (presently known as PFPC Global Fund Services) is incorporated by reference to Post-Effective Amendment No. 8.

(i) (1) Opinion and consent of Willkie Farr & Gallagher is incorporated by reference to Pre-Effective Amendment No. 1

(i) (2) Opinion and consent of Venable, Baetjer & Howard is incorporated by reference to Pre-Effective Amendment No. 1.

(j)      Consent of Auditors is filed herewith

(k)      Not applicable

(l)      Not applicable

(m)(1) Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Pre-Effective Amendment No. 1

(m)(2)   Form of Amended and Restated Shareholder Services and
         Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective
         Amendment No. 6

(o) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 2

Item 24.          None

Item 25. Indemnification

The response to this item is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement.


Item 26.  Business and Other Connections of Investment Adviser

Investment Adviser -Smith Barney Fund Management LLC
(formerly known as SSB Citi Fund Management LLC), ("SBFM"). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted into a Delaware Limited Liability Company in 1999. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings")(formerly known as Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, Citi Institutional Cash Reserves and Citi Institutional Enhanced Income Fund. Salomon Smith Barney Inc. is the placement agent for Institutional Reserves Portfolio, Institutional Enhanced Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         Salomon Smith Barney Inc. is also the distributor for the following funds: Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Smith Barney Capital Preservation Fund I and II, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers

Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., SSB Citi Funds, Inc. - The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Government Trust Inc, Salomon Brothers Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

(c)     Not applicable.

Item 28.  Location of Accounts and Records

(1)      Smith Barney Institutional Cash Management Fund Inc.
         125 Broad Street
         New York, New York 10004

(2)      Smith Barney Fund Management LLC
         333 West 34th Street
         New York, New York 10001

(3)      State Street Bank & Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

(4)      Citicorp Trust Bank fsb
         125 Broad Street
         New York, New York 10004

(5)      PFPC Global Fund Services
         P.O. Box 9699
         Providence, Rhode Island 02940-9699

(6)      Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

(a)      None

SIGNATURES

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b)under the 1933 Act and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 25th day of September, 2002.

                           SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.

                              By: /s/ R. Jay Gerken
                                  R. Jay Gerken
                                  Chairman of the Board,
                                  President
                                  (Chief Executive Officer)


         As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                   Title                    Date

/s/ R. Jay Gerken          Chairman of the Board, President
R. Jay Gerken              and Director
                           (Chief Executive Officer)                 09/25/2002

Signature                                   Title                    Date

/s/Richard Peteka          Treasurer &
Richard Peteka             Chief Financial Officer                   09/25/2002


/s/ Paul R. Ades*          Director                                  09/25/2002
Paul R. Ades

/s/ Herbert Barg*          Director                                  09/25/2002
Herbert Barg

/s/ Dwight B. Crane*       Director                                  09/25/2002
Dwight B. Crane

/s/ Frank G. Hubbard*      Director                                  09/25/2002
Frank G. Hubbard

/s/ Jerome Miller*         Director                                  09/25/2002
Jerome Miller

/s/ Ken Miller*            Director                                  09/25/2002
Ken Miller


* By: /s/ R. Jay Gerken
         R. Jay Gerken
         Attorney-in-Fact

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby makes, constitutes and appoints R. Jay Gerken, Christina T. Sydor, Lewis E. Daidone, Richard L. Peteka, Thomas C. Mandia, Rosemary D. Emmens and Harris Goldblat, and each and any one of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director or Trustee of the Smith Barney Aggressive Growth Fund Inc., Smith Barney Institutional Cash Management Fund Inc., Smith Barney Investment Funds Inc., Smith Barney Principal Return Fund, and Smith Barney Telecommunications Trust, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-2 required to be filed with the SEC pursuant to the Acts.

     All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

     This power of attorney shall be valid for the date hereof until revoked by me.



     IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of September, 2002.

/s/ Paul R. Ades                            /s/ Frank G. Hubbard
----------------------------------          --------------------------------
Paul R. Ades                                Frank G. Hubbard

/s/ Herbert Barg                            /s/ Jerome H. Miller
----------------------------------          --------------------------------
Herbert Barg                                Jerome H. Miller

/s/ Dwight B. Crane                         /s/ Ken Miller
----------------------------------          --------------------------------
Dwight B. Crane                             Ken Miller

INDEX TO EXHIBITS

Exhibit No.                            Description of Exhibit

         (e) (5)                       Form of Shareholder Services Plan

         (e) (6)                       Form of Servicing Agreement

         (g) (2) Form of Master Custodian Agreement with State Street Bank & Trust Company

         (j)                           Auditors Consent